EXHIBIT 32

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL
OFFICER
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Graham Holdings Company (the “Company”) on Form 10-K for the fiscal year ended December 31, 2017 (the “Report”), Timothy J. O'Shaughnessy, Chief Executive Officer (principal executive officer) of the Company and Wallace R. Cooney, Senior Vice President–Finance (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy J. O’Shaughnessy
Timothy J. O'Shaughnessy
Chief Executive Officer
February 23, 2018

/s/ Wallace R. Cooney
Wallace R. Cooney
Senior Vice President–Finance
February 23, 2018